On December 3, 2008, the Board of Trustees appointed Teresa Barger and David Meyer as Trustees to fill one vacancy and one newly created position on the Board.  As a result, this Statement of Additional Information is revised as disclosed below.

THE VICTORY INSTITUTIONAL FUNDS

Institutional Diversified Stock Fund

Supplement dated December 11, 2008 to the

Statement of Additional Information (“SAI”) dated March 1, 2008

1.              The first paragraph of the section entitled “Trustees and Officers – Board of Trustees” found on page 29 is replaced with the following :

Overall responsibility for management of the Trust rests with the Board.  The Trust is managed by the Board, in accordance with the laws of the State of Delaware.  The Board currently has twelve Trustees, all but two of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (“Independent Trustees”).  The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

2.              The following information is added to the section entitled “Trustees and Officers –Independent Trustees” beginning on page 29:

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Teresa C. Barger, 53	Trustee	December 2008

Chief Investment Officer/Chief Executive Officer, Cartica Capital LLC (since 2007); Director of the Corporate Governance and Capital Markets Advisory Department for the World Bank and International Finance Corporation (2004-2007).

David L. Meyer, 51	Trustee	December 2008	Retired (since 2008); Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (Mercantile Bankshares Corp. prior to March 2007) (since 2002).

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3.              The following information is added to the discussion of the Committees of the Board beginning on page 30:

Ms. Barger is a member of the Investment Committee.  Mr. Meyer is a member of the Audit Committee and the Service Provider Committee.  Each is also a member of the Board Governance and Nominating Committee.

4.              The following information is added to the Independent Trustees table of dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned as of December 31, 2007, that appears on page 31:

Independent Trustees.

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Ms. Barger	None	None
Mr. Meyer	None	None

5.              The first paragraph under the section entitled “Remuneration of the Trustees and the Chief Compliance Officer” on page 32 is replaced as follows:

The Victory Fund Complex pays each Independent Trustee an annual fee of $65,000 for overseeing the operations of each Fund in the Complex and an additional per-meeting fee.  For each of the five regularly scheduled Board meetings, an Independent Trustee will receive $5,000 if attended in person and $2,500 if attended by telephone.  For each in-person Board meeting in excess of the five regularly scheduled meetings, the Complex pays each Independent Trustee $3,000 if attended in person and $1,500 if attended by telephone.  For each telephonic Board meeting in excess of the five regularly scheduled meetings, the Complex pays each attending Independent Trustee $1,500, provided that the meeting has a written agenda and lasts at least 30 minutes.  For any special Sub-Committee meetings or Special Committee meetings, participating Independent Trustees receive $1,000, provided that the meeting has a written agenda and lasts at least one hour.  The Chair receives an additional annual retainer of $50,000.

Effective January 1, 2009, the Victory Fund Complex will pay each Independent Trustee $105,000 per year for his or her services to the Funds in the Complex.  The Independent Chair will be paid an additional retainer of $58,340 per year.  The Board reserves the right to award reasonable compensation to any Interested Trustee.

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